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                                                                     Exhibit 23a

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-115100 of Public Service Electric and Gas Company (the "Company") on Form S-3 of our report dated February 27, 2006, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 2005.

Deloitte & Touche LLP

February 27, 2006